OCIC SLF LLC

Supplemental Financial Information (Unaudited) as of and for the period ended September 30, 2025

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Consolidated Statement of Assets and Liabilities
(Amounts in thousands)

	September 30, 2025	December 31, 2024
Assets
Investments at fair value (amortized cost of $1,668,484 and $1,647,543, respectively)	$1,649,604	$1,647,003
Cash	100,413	85,850
Interest receivable	5,484	6,194
Receivable for investments sold	24,360	22,384
Prepaid expenses and other assets	47	37
Total Assets	$1,779,908	$1,761,468
Liabilities
Debt (net of unamortized debt issuance costs of $8,134 and $8,586, respectively)	$1,312,116	$1,311,414
Payable for investments purchased	114,422	51,955
Interest payable	13,174	24,377
Distribution payable	11,709	16,011
Accrued expenses and other liabilities	1,298	1,587
Total Liabilities	$1,452,719	$1,405,344
Commitments and contingencies
Members’ Equity
Members’ Equity	327,189	356,124
Total Members’ Equity	327,189	356,124
Total Liabilities and Members’ Equity	$1,779,908	$1,761,468

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Statements of Operations
(Amounts in thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Investment Income
Investment income	$32,719	$39,350	$98,694	$112,893
Total Investment Income	32,719	39,350	98,694	112,893
Operating Expenses
Interest expense	22,901	25,410	65,190	69,297
Professional fees	772	887	2,412	1,866
Total Operating Expenses	23,673	26,297	67,602	71,163
Net Investment Income	$9,046	$13,053	$31,092	$41,730
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net change in unrealized gain (loss) on investments	3	(9,949)	(18,341)	(20,665)
Net realized gain (loss) on investments	(3,641)	2,699	(8,277)	3,365
Total Net Realized and Change in Unrealized Gain (Loss) on Investments	(3,638)	(7,250)	(26,618)	(17,300)
Net Increase (Decrease) in Members’ Equity Resulting from Operations	$5,408	$5,803	$4,474	$24,430

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments
As of September 30, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
Debt Investments
Advertising and media
OUTFRONT MEDIA CAPITAL LLC(6)	First lien senior secured loan	S+	2.00%		09/2032	1,709	$1,707	$1,708
Project Boost Purchaser, LLC (dba J.D. Power)(6)	First lien senior secured loan	S+	2.75%		07/2031	12,225	12,225	12,187
							13,932	13,895	4.2%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	S+	2.25%		09/2031	3,607	$3,600	$3,603
American Airlines, Inc.(6)	First lien senior secured loan	S+	1.75%		01/2027	331	328	329
American Airlines, Inc.(6)	First lien senior secured loan	S+	2.25%		02/2028	4,519	4,520	4,511
American Airlines, Inc.(6)	First lien senior secured loan	S+	3.25%		05/2032	2,143	2,122	2,151
Arcline FM Holdings LLC(7)	First lien senior secured loan	S+	3.50%		06/2030	5,535	5,545	5,531
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	S+	1.75%		06/2030	2,000	2,002	2,000
Bleriot US Bidco Inc.(6)	First lien senior secured loan	S+	2.50%		10/2030	4,170	4,170	4,169
Brown Group Holdings, LLC(5)	First lien senior secured loan	S+	2.75%		07/2031	11,495	11,476	11,508
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	S+	2.00%		10/2031	5,398	5,394	5,398
Kaman Corporation(6)	First lien senior secured loan	S+	2.50%		02/2032	11,357	11,345	11,314
KBR, Inc(5)	First lien senior secured loan	S+	2.00%		01/2031	1,859	1,859	1,861
Peraton Corp.(5)	First lien senior secured loan	S+	3.75%		02/2028	9,643	9,555	8,115
Signia Aerospace LLC(5)	First lien senior secured loan	S+	2.75%		12/2031	4,372	4,372	4,372
Transdigm Inc.(6)	First lien senior secured loan	S+	2.25%		03/2030	2,723	2,723	2,720
Transdigm Inc.(6)	First lien senior secured loan	S+	2.50%		02/2031	1,969	1,971	1,968
Transdigm Inc.(6)	First lien senior secured loan	S+	2.50%		01/2032	2,079	2,075	2,078
Transdigm Inc.(6)	First lien senior secured loan	S+	2.50%		08/2032	2,354	2,349	2,351
United Airlines, Inc.(6)	First lien senior secured loan	S+	2.00%		02/2031	1,653	1,653	1,656
							77,059	75,635	23.1%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	S+	2.50%		10/2031	8,168	$8,168	$8,204
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	S+	2.50%		03/2031	3,476	3,477	3,479
PAI Holdco, Inc.(6)	First lien senior secured loan	S+	3.75%		10/2027	5,446	5,241	4,537
VALVOLINE INC(6)	First lien senior secured loan	S+	2.00%		03/2032	2,821	2,806	2,829
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	S+	2.50%		01/2031	3,013	3,013	3,001
							22,705	22,050	6.7%
Buildings and real estate
American Builders & Contractors Supply Co., Inc.(5)	First lien senior secured loan	S+	1.75%		01/2031	3,491	$3,504	$3,497
American Residential Services, LLC(6)	First lien senior secured loan	S+	2.75%		02/2032	4,806	4,809	4,785
ARCOSA INC(5)	First lien senior secured loan	S+	2.00%		10/2031	2,148	2,148	2,157
Beacon Roofing Supply, Inc. (dba QXO)(5)	First lien senior secured loan	S+	3.00%		04/2032	2,000	1,981	2,015
Construction Partners, Inc.(5)	First lien senior secured loan	S+	2.50%		11/2031	1,941	1,937	1,945
Core & Main LP(5)	First lien senior secured loan	S+	2.00%		02/2031	1,793	1,793	1,788
Cushman & Wakefield U.S. Borrower, LLC(5)	First lien senior secured loan	S+	2.75%		01/2030	7,578	7,577	7,592

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
Dodge Construction Network LLC(6)	First lien senior secured loan	S+	6.25%		01/2029	1,872	1,772	1,853
Dodge Construction Network LLC(6)(9)	First lien senior secured loan	S+	4.75%		02/2029	2,595	2,373	2,115
EMRLD Borrower LP (dba Emerson)(7)	First lien senior secured loan	S+	2.25%		08/2031	1,567	1,567	1,560
Hunter Douglas Inc(6)	First lien senior secured loan	S+	3.25%		01/2032	3,229	3,206	3,229
Knife River Corporation(6)	First lien senior secured loan	S+	2.00%		03/2032	3,166	3,171	3,169
MIWD Holdco II LLC(5)	First lien senior secured loan	S+	2.75%		03/2031	6,621	6,620	6,640
Park River Holdings, Inc(6)	First lien senior secured loan	S+	4.50%		03/2031	5,376	5,295	5,375
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S+	2.25%		04/2031	2,619	2,619	2,618
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S+	2.25%		02/2032	5,984	5,971	5,980
Starwood Property Mortgage, L.L.C(6)	First lien senior secured loan	S+	1.75%		11/2027	1,948	1,944	1,944
Starwood Property Mortgage, L.L.C(5)	First lien senior secured loan	S+	2.25%		09/2032	2,212	2,214	2,213
							60,501	60,475	18.5%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	S+	3.00%		07/2031	9,420	$9,444	$9,399
BrightView Landscapes, LLC(6)	First lien senior secured loan	S+	2.00%		04/2029	3,919	3,919	3,903
CCC Intelligent Solutions Inc(5)	First lien senior secured loan	S+	2.00%		01/2032	784	784	783
CE Intermediate I, LLC (dba Clubessential)(6)	First lien senior secured loan	S+	3.00%		02/2032	1,095	1,095	1,095
ConnectWise, LLC(6)	First lien senior secured loan	S+	3.50%		09/2028	1,995	2,007	1,997
IDEMIA Group SAS(6)	First lien senior secured loan	S+	4.25%		09/2028	7,878	7,901	7,868
IGT Holding IV AB (dba IFS)(6)	First lien senior secured loan	S+	3.50%		04/2032	1,065	1,065	1,070
Kaseya Inc.(5)	First lien senior secured loan	S+	3.25%		03/2032	7,028	6,999	7,035
Madison Safety & Flow LLC(5)	First lien senior secured loan	S+	2.75%		09/2031	2,136	2,136	2,138
MKS Instruments, Inc.(5)	First lien senior secured loan	S+	2.00%		08/2029	1,749	1,749	1,747
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(5)	First lien senior secured loan	S+	3.00%		01/2032	6,500	6,471	6,522
Pinnacle Buyer, LLC(6)	First lien senior secured loan	S+	2.50%		09/2032	8,905	8,883	8,917
Plano HoldCo, Inc. (dba Perficient)(6)(9)	First lien senior secured loan	S+	3.50%		10/2031	8,642	8,602	8,426
Plusgrade Inc.(6)(9)	First lien senior secured loan	S+	3.50%		03/2031	9,157	9,157	9,157
Red Planet Borrower, LLC (dba Liftoff Mobile)(5)	First lien senior secured loan	S+	4.00%		08/2032	8,370	8,287	8,134
Shift4 Payments, LLC(6)	First lien senior secured loan	S+	2.75%		06/2032	5,935	5,921	5,977
Sitel Worldwide Corp.(5)	First lien senior secured loan	S+	3.75%		08/2028	5,353	5,298	2,668
Tecta America Corp.(5)	First lien senior secured loan	S+	3.00%		02/2032	9,064	9,043	9,091
Vestis Corp(6)	First lien senior secured loan	S+	2.25%		02/2031	6,517	6,319	6,115
VM Consolidated, Inc.(5)	First lien senior secured loan	S+	2.25%		03/2028	3,435	3,436	3,438
XPLOR T1, LLC(6)(9)	First lien senior secured loan	S+	3.50%		06/2031	6,683	6,682	6,666
							115,198	112,146	34.3%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)(9)	First lien senior secured loan	S+	4.75%		11/2027	7,337	$7,214	$7,156
Axalta Coating Systems US Holdings INC(6)	First lien senior secured loan	S+	1.75%		12/2029	992	999	995
Derby Buyer LLC (dba Delrin)(5)	First lien senior secured loan	S+	3.00%		11/2030	1,696	1,704	1,697

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
FORMULATIONS PARENT CORPORATION (dba Chase Corporation)(6)(9)	First lien senior secured loan	S+	4.00%		04/2032	3,222	3,226	3,230
H.B. Fuller Company(5)	First lien senior secured loan	S+	1.75%		02/2030	1,735	1,730	1,741
Ineos US Finance LLC(5)	First lien senior secured loan	S+	3.25%		02/2030	4,418	4,386	3,987
Ineos US Finance LLC(5)	First lien senior secured loan	S+	3.00%		02/2031	7,406	7,407	6,629
Ineos US Petrochem LLC(5)	First lien senior secured loan	S+	4.25%		04/2029	2,507	2,362	2,258
Ineos US Petrochem LLC(5)	First lien senior secured loan	S+	3.75%		03/2030	8,356	8,325	7,316
Nouryon Finance B.V.(5)	First lien senior secured loan	S+	3.25%		04/2028	7,555	7,562	7,557
Potters Borrower, LP(5)	First lien senior secured loan	S+	3.00%		12/2027	4,953	4,965	4,964
Windsor Holdings III LLC(5)	First lien senior secured loan	S+	2.75%		08/2030	11,541	11,542	11,541
							61,422	59,071	18.1%
Consumer Products
ACP Tara Holdings, Inc. (dba Arcadia)(5)(9)	First lien senior secured loan	S+	3.25%		09/2032	8,020	$8,000	$8,000
ASGN Incorporated(5)	First lien senior secured loan	S+	1.75%		08/2030	312	314	313
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)	First lien senior secured loan	S+	2.75%		04/2031	4,678	4,678	4,687
HomeServe USA Holding Corp.(5)	First lien senior secured loan	S+	2.00%		10/2030	4,674	4,680	4,660
Novelis Inc(6)	First lien senior secured loan	S+	1.75%		03/2032	3,735	3,739	3,741
							21,411	21,401	6.5%
Containers and packaging
Anchor Packaging, LLC(5)	First lien senior secured loan	S+	3.25%		07/2029	6,656	$6,657	$6,679
Berlin Packaging(5)	First lien senior secured loan	S+	3.25%		06/2031	10,945	10,951	10,972
Charter NEX US, Inc.(5)	First lien senior secured loan	S+	2.75%		11/2030	2,765	2,777	2,773
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(5)	First lien senior secured loan	S+	3.25%		03/2032	9,791	9,721	9,773
Plastipak Holdings Inc(6)	First lien senior secured loan	S+	2.50%		09/2032	11,634	11,576	11,627
Plaze, Inc.(5)	First lien senior secured loan	S+	3.75%		08/2026	6,314	6,256	5,874
Pregis Topco LLC(5)	First lien senior secured loan	S+	4.00%		02/2029	6,939	6,924	6,983
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	S+	4.00%		09/2028	12,350	12,361	12,373
Ring Container Technologies Group, LLC(6)	First lien senior secured loan	S+	2.50%		09/2032	4,993	4,982	4,983
SupplyOne, Inc.(5)	First lien senior secured loan	S+	3.50%		04/2031	8,298	8,298	8,325
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	S+	3.25%		03/2028	12,263	12,184	12,192
							92,687	92,554	28.3%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(5)	First lien senior secured loan	S+	3.00%		07/2028	9,016	$9,020	$9,032
Aramsco, Inc.(6)(9)	First lien senior secured loan	S+	4.75%		10/2030	7,931	7,805	5,690
Avient Corporation(6)	First lien senior secured loan	S+	1.75%		08/2029	1,656	1,665	1,661
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S+	3.25%		12/2030	13,789	13,794	13,761
Dealer Tire Financial, LLC(5)	First lien senior secured loan	S+	3.00%		07/2031	9,573	9,575	9,517
Foundation Building Materials, Inc.(6)	First lien senior secured loan	S+	3.25%		01/2028	2,290	2,226	2,291
Foundation Building Materials, Inc.(8)	First lien senior secured loan	P +	4.25%		01/2031	1,271	2,396	2,481
Foundation Building Materials, Inc.(6)	First lien senior secured loan	S+	4.00%		01/2031	3,630	3,616	3,635

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	S+	3.00%		10/2031	6,429	6,401	6,413
							56,498	54,481	16.7%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	S+	2.75%		10/2029	4,295	$4,295	$4,293
Renaissance Learning, Inc.(5)	First lien senior secured loan	S+	4.00%		04/2030	12,274	12,282	10,599
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	S+	3.25%		10/2030	6,698	6,698	6,714
							23,275	21,606	6.6%
Energy equipment and services
AMG Advanced Metallurgical Group N.V(5)(9)	First lien senior secured loan	S+	3.50%		11/2028	3,369	$3,351	$3,369
AZZ Inc.(5)	First lien senior secured loan	S+	1.75%		05/2029	2,933	2,938	2,942
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	S+	2.25%		01/2031	4,630	4,630	4,632
Calpine Construction Finance Company(5)	First lien senior secured loan	S+	2.00%		07/2030	6,825	6,812	6,825
Calpine Corporation(5)	First lien senior secured loan	S+	1.75%		01/2031	5,030	5,019	5,024
Calpine Corporation(5)	First lien senior secured loan	S+	1.75%		02/2032	3,482	3,475	3,478
Centuri Group Inc(5)	First lien senior secured loan	S+	2.25%		07/2032	2,614	2,607	2,621
Fleet U.S. Bidco Inc.(7)(9)	First lien senior secured loan	S+	2.50%		02/2031	10,094	10,094	10,094
Pike Corp.(5)	First lien senior secured loan	S+	3.00%		01/2028	4,042	4,040	4,062
							42,966	43,047	13.2%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	S+	2.75%		11/2030	3,449	$3,441	$3,453
Ascensus Holdings, Inc.(5)	First lien senior secured loan	S+	3.00%		08/2028	4,075	4,075	4,069
BCPE Pequod Buyer, Inc. (dba Envestnet)(5)	First lien senior secured loan	S+	3.00%		11/2031	5,962	5,962	5,970
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	S+	2.00%		01/2031	9,920	9,920	9,924
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)	First lien senior secured loan	S+	3.00%		05/2031	4,081	4,081	4,097
Citadel Securities, LP(5)	First lien senior secured loan	S+	2.00%		10/2031	3,834	3,834	3,840
Citco Funding LLC(7)	First lien senior secured loan	S+	2.75%		04/2028	6,807	6,801	6,823
Citrin Cooperman Advisors LLC(6)	First lien senior secured loan	S+	3.00%		04/2032	3,340	3,323	3,323
Cohnreznick Advisory LLC(6)	First lien senior secured loan	S+	3.50%		03/2032	4,345	4,329	4,348
Creative Planning, LLC(5)	First lien senior secured loan	S+	2.00%		05/2031	6,728	6,710	6,719
First Eagle Holdings, Inc.(6)	First lien senior secured loan	S+	3.50%		06/2032	6,517	6,413	6,448
Focus Financial Partners, LLC(5)	First lien senior secured loan	S+	2.75%		09/2031	11,639	11,607	11,640
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S+	2.50%		06/2031	5,110	5,095	5,081
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	S+	2.50%		11/2031	7,259	7,247	7,279
Kestra Advisor Services Holdings A Inc(5)	First lien senior secured loan	S+	3.00%		03/2031	8,796	8,799	8,797
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	S+	2.50%		12/2030	2,356	2,350	2,360
OneDigital Borrower LLC(5)	First lien senior secured loan	S+	3.00%		07/2031	9,901	9,901	9,889
Orion Advisor Solutions Inc(6)	First lien senior secured loan	S+	3.25%		09/2030	6,888	6,888	6,899
Orion US Finco Inc. (dba OSTTRA)(5)	First lien senior secured loan	S+	3.50%		05/2032	1,729	1,720	1,737
PPI Holding US INC. (dba Nuvei)(5)	First lien senior secured loan	S+	2.75%		11/2031	8,207	8,207	8,203

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
PUSHPAY USA INC(7)(9)	First lien senior secured loan	S+	3.75%		08/2031	4,195	4,195	4,206
Saphilux S.a.r.L. (dba IQ-EQ)(6)	First lien senior secured loan	S+	3.00%		07/2028	14,761	14,766	14,803
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	S+	2.75%		05/2028	2,151	2,151	2,147
Victory Capital Holdings Inc(6)	First lien senior secured loan	S+	2.00%		09/2032	3,665	3,660	3,658
							145,475	145,713	44.5%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	S+	1.75%		09/2030	5,071	$5,075	$5,049
Aramark Services, Inc.(5)	First lien senior secured loan	S+	2.00%		06/2030	6,168	6,168	6,174
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	S+	3.50%		12/2030	6,778	6,778	6,797
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	S+	4.00%		09/2028	6,699	6,651	6,397
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	S+	2.75%		02/2031	8,225	8,229	8,204
FRONERI US INC(7)	First lien senior secured loan	S+	2.00%		09/2031	3,394	3,387	3,366
FRONERI US INC(6)	First lien senior secured loan	S+	2.50%		08/2032	6,741	6,724	6,723
IRB Holding Corp (dba Inspire Brands, Inc.)(5)	First lien senior secured loan	S+	2.50%		12/2027	1,995	2,000	1,995
Pegasus BidCo B.V.(6)	First lien senior secured loan	S+	2.75%		07/2029	9,598	9,598	9,622
Red SPV, LLC(5)	First lien senior secured loan	S+	2.25%		03/2032	7,838	7,801	7,819
Savor Acquisition, Inc. (dba Sauer Brands)(5)	First lien senior secured loan	S+	3.00%		02/2032	4,411	4,401	4,435
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	S+	2.00%		03/2027	3,080	3,081	3,084
Utz Quality Foods, LLC(5)	First lien senior secured loan	S+	2.50%		01/2032	2,630	2,630	2,629
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	S+	2.50%		08/2028	3,470	3,477	3,472
							76,000	75,766	23.2%
Healthcare equipment and services
Agiliti Health(6)	First lien senior secured loan	S+	3.00%		05/2030	5,028	$4,989	$4,809
Azalea TopCo, Inc. (dba Press Ganey)(5)	First lien senior secured loan	S+	3.00%		04/2031	5,571	5,573	5,554
Confluent Medical Technologies, Inc.(6)(9)	First lien senior secured loan	S+	3.00%		02/2029	6,517	6,517	6,549
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	S+	3.00%		08/2031	8,403	8,363	8,393
Dermatology Intermediate Holdings III, Inc.(6)	First lien senior secured loan	S+	4.25%		03/2029	7,276	7,221	6,843
Global Medical Response, Inc(5)	First lien senior secured loan	S+	3.50%		10/2032	6,519	6,503	6,519
Medline Borrower, LP(5)	First lien senior secured loan	S+	2.00%		10/2030	5,190	5,186	5,187
Natus Medical Incorporated(6)(9)	First lien senior secured loan	S+	5.25%		07/2029	3,810	3,631	3,791
Resonetics, LLC(6)	First lien senior secured loan	S+	2.75%		06/2031	3,008	3,008	3,004
Sharp Services LLC(6)(9)	First lien senior secured loan	S+	3.00%		09/2032	717	713	717
Zest Acquisition Corp.(6)(9)	First lien senior secured loan	S+	5.25%		02/2028	7,907	7,929	7,926
							59,633	59,292	18.1%
Healthcare providers and services
CHG Healthcare Services, Inc.(6)	First lien senior secured loan	S+	2.75%		09/2028	1,810	$1,815	$1,810
CHG PPC Parent LLC(5)	First lien senior secured loan	S+	3.00%		12/2028	6,512	6,491	6,516
Concentra(5)	First lien senior secured loan	S+	2.00%		07/2031	2,225	2,225	2,232
Covetrus, Inc.(6)	First lien senior secured loan	S+	5.00%		10/2029	11,981	11,423	10,663

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
Electron Bidco Inc (dba ExamWorks)(5)	First lien senior secured loan	S+	2.75%		11/2028	1,433	1,433	1,436
Inizio Group Limited (dba UDG Healthcare)(6)(9)	First lien senior secured loan	S+	4.25%		08/2028	7,146	7,117	7,093
LSCS Holdings, Inc.(6)	First lien senior secured loan	S+	4.50%		03/2032	10,668	10,616	10,486
Onex TSG Intermediate Corp.(6)	First lien senior secured loan	S+	3.75%		08/2032	3,618	3,600	3,634
Option Care Health, Inc(5)	First lien senior secured loan	S+	1.75%		09/2032	1,605	1,601	1,602
Pacific Dental Services, LLC(5)	First lien senior secured loan	S+	2.50%		03/2031	7,053	7,053	7,045
Pediatric Associates Holding Company, LLC(6)(9)	First lien senior secured loan	S+	4.50%		12/2028	2,967	2,864	2,900
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	S+	3.25%		12/2028	8,857	8,565	8,441
Phoenix Guarantor Inc(5)	First lien senior secured loan	S+	2.50%		02/2031	7,128	7,128	7,129
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	S+	2.50%		11/2028	4,976	4,976	4,979
Physician Partners, LLC(6)(9)	First lien senior secured loan	S+	6.00%		12/2029	11,954	9,096	8,157
Select Medical Corp.(5)	First lien senior secured loan	S+	2.00%		12/2031	318	317	318
Soliant Lower Intermediate, LLC (dba Soliant)(7)	First lien senior secured loan	S+	3.75%		07/2031	8,312	8,240	7,854
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	S+	2.50%		12/2030	4,112	4,102	4,113
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(5)	First lien senior secured loan	S+	3.00%		02/2032	7,710	7,675	7,643
							106,337	104,051	31.8%
Healthcare technology
Bracket Intermediate Holding Corp.(5)	First lien senior secured loan	S+	4.25%		05/2028	11,197	$11,206	$11,248
Certara(6)	First lien senior secured loan	S+	3.00%		06/2031	805	803	807
Cotiviti, Inc.(5)	First lien senior secured loan	S+	2.75%		03/2032	3,364	3,332	3,300
Cotiviti, Inc.(5)	First lien senior secured loan	S+	2.75%		05/2031	2,845	2,845	2,791
Ensemble RCM, LLC(6)	First lien senior secured loan	S+	3.00%		08/2029	6,199	6,164	6,212
Imprivata, Inc.(6)	First lien senior secured loan	S+	3.00%		12/2027	5,473	5,472	5,491
IQVIA, Inc.(6)	First lien senior secured loan	S+	1.75%		01/2031	92	92	93
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	S+	2.75%		11/2031	11,563	11,563	11,570
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	S+	2.75%		03/2028	7,279	7,279	7,280
Radnet Management, Inc.(6)	First lien senior secured loan	S+	2.25%		04/2031	2,233	2,233	2,234
Raven Acquisition Holdings, LLC (dba R1 RCM)(5)	First lien senior secured loan	S+	3.00%		11/2031	9,696	9,655	9,690
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	S+	2.50%		12/2031	12,260	12,260	12,232
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)	First lien senior secured loan	S+	2.00%		10/2029	3,486	3,486	3,485
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S+	2.75%		09/2029	6,693	6,675	6,674
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S+	3.25%		11/2031	3,679	3,663	3,677
							86,728	86,784	26.5%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	S+	2.00%		06/2030	2,474	$2,466	$2,475
							2,466	2,475	0.8%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(6)	First lien senior secured loan	S+	5.50%		08/2029	7,446	$7,411	$7,076
iSolved, Inc.(5)	First lien senior secured loan	S+	2.75%		10/2030	6,967	6,967	6,981
UKG Inc. (dba Ultimate Software)(6)	First lien senior secured loan	S+	2.50%		02/2031	7,944	7,944	7,933
							22,322	21,990	6.7%
Infrastructure and environmental services
ASP ACUREN HOLDINGS, INC.(5)	First lien senior secured loan	S+	2.75%		07/2031	2,479	$2,476	$2,481
Clean Harbors Inc(6)	First lien senior secured loan	S+	1.50%		09/2032	1,558	1,558	1,560
Geosyntec Consultants, Inc.(6)	First lien senior secured loan	S+	3.50%		07/2031	5,935	5,935	5,935
GFL Environmental Services Inc.(6)	First lien senior secured loan	S+	2.50%		03/2032	6,046	6,039	6,038
Gulfside Supply, Inc. (dba Gulfeagle Supply)(6)	First lien senior secured loan	S+	3.00%		06/2031	4,264	4,260	4,265
Osmose Utilities Services, Inc.(5)	First lien senior secured loan	S+	3.25%		06/2028	3,998	3,834	3,781
							24,102	24,060	7.4%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	S+	3.00%		11/2030	4,483	$4,505	$4,471
Acrisure, LLC(5)	First lien senior secured loan	S+	3.25%		11/2032	1,446	1,443	1,443
Alera Group, Inc.(5)	First lien senior secured loan	S+	3.25%		05/2032	6,669	6,637	6,691
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	S+	2.50%		09/2031	3,402	3,402	3,392
AmWINS Group, Inc.(6)	First lien senior secured loan	S+	2.25%		01/2032	7,646	7,640	7,641
Ardonagh Midco 3 PLC(6)	First lien senior secured loan	S+	2.75%		02/2031	7,210	7,210	7,168
Broadstreet Partners, Inc.(5)	First lien senior secured loan	S+	2.75%		06/2031	6,784	6,784	6,789
CFC USA 2025 LLC (dba CFC Insurance)(6)(9)	First lien senior secured loan	S+	3.75%		07/2032	2,821	2,793	2,687
Hub International(6)	First lien senior secured loan	S+	2.25%		06/2030	4,711	4,711	4,716
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S+	3.50%		04/2030	4,891	4,899	4,886
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S+	2.75%		02/2031	7,452	7,452	7,451
IMA Financial Group, Inc.(5)	First lien senior secured loan	S+	3.00%		11/2028	4,222	4,213	4,222
Mitchell International, Inc.(5)	First lien senior secured loan	S+	3.25%		06/2031	5,449	5,430	5,441
Ryan Specialty Group LLC(5)	First lien senior secured loan	S+	2.00%		09/2031	1,829	1,825	1,828
Summit Acquisition Inc. (dba K2 Insurance Services)(5)	First lien senior secured loan	S+	3.50%		10/2031	1,982	1,982	1,988
Trucordia Insurance Holdings, LLC(5)	First lien senior secured loan	S+	3.25%		06/2032	16,500	16,465	16,521
Truist Insurance Holdings, LLC(6)	First lien senior secured loan	S+	2.75%		05/2031	4,153	4,151	4,147
USI, Inc.(6)	First lien senior secured loan	S+	2.25%		09/2030	2,977	2,977	2,973
							94,519	94,455	28.9%
Internet software and services
Avalara, Inc.(6)	First lien senior secured loan	S+	3.25%		03/2032	8,481	$8,476	$8,479
Barracuda Parent, LLC(6)	First lien senior secured loan	S+	4.50%		08/2029	5,455	5,307	4,554
Cloud Software Group, Inc.(6)	First lien senior secured loan	S+	3.25%		03/2031	9,453	9,453	9,485
Cloud Software Group, Inc.(6)	First lien senior secured loan	S+	3.25%		08/2032	2,296	2,296	2,303
Clover Holdings 2, LLC (dba Cohesity)(5)	First lien senior secured loan	S+	3.75%		12/2031	5,486	5,437	5,485

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
Dayforce Inc(6)(9)	First lien senior secured loan	S+	2.00%		03/2031	4,131	4,131	4,131
Delta TopCo, Inc. (dba Infoblox, Inc.)(5)	First lien senior secured loan	S+	2.75%		11/2029	12,857	12,800	12,700
Epicor(5)	First lien senior secured loan	S+	2.50%		05/2031	1,301	1,301	1,302
Gen Digital Inc(5)	First lien senior secured loan	S+	1.75%		04/2032	3,420	3,403	3,404
Genesys Cloud Services, Inc.(5)	First lien senior secured loan	S+	2.50%		01/2032	6,481	6,468	6,433
Javelin Buyer, Inc. (dba JAGGAER)(6)	First lien senior secured loan	S+	2.75%		12/2031	5,449	5,450	5,441
KnowBe4, Inc.(6)	First lien senior secured loan	S+	3.75%		07/2032	7,361	7,363	7,361
McAfee Corp.(5)	First lien senior secured loan	S+	3.00%		03/2029	8,340	8,341	7,952
MeridianLink, Inc.(5)	First lien senior secured loan	S+	2.50%		11/2028	3,832	3,832	3,828
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	S+	4.75%		05/2029	2,988	2,837	2,161
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	S+	3.25%		10/2030	11,316	11,318	11,342
Project Sky Merger Sub, Inc.(5)	First lien senior secured loan	S+	3.75%		10/2028	2,883	2,875	2,831
Proofpoint, Inc.(5)	First lien senior secured loan	S+	3.00%		08/2028	9,885	9,838	9,911
Quartz Acquireco, LLC (dba Qualtrics)(6)	First lien senior secured loan	S+	2.25%		06/2030	7,401	7,403	7,367
Sedgwick Claims Management Services, Inc.(5)	First lien senior secured loan	S+	2.50%		07/2031	6,893	6,892	6,882
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	S+	5.00%		05/2028	10,346	10,147	9,829
Sophos Holdings, LLC(5)	First lien senior secured loan	S+	3.50%		03/2027	5,869	5,867	5,873
SS&C(5)	First lien senior secured loan	S+	2.00%		05/2031	3,176	3,174	3,183
Starlight Parent, LLC (dba SolarWinds)(6)	First lien senior secured loan	S+	4.00%		03/2032	7,689	7,470	7,536
Storable, Inc.(5)	First lien senior secured loan	S+	3.25%		04/2031	1,995	2,007	1,999
UST Holdings, Ltd.(5)(9)	First lien senior secured loan	S+	3.00%		11/2028	4,724	4,726	4,676
VERDE PURCHASER LLC (dba Veritiv Corp)(6)	First lien senior secured loan	S+	4.00%		11/2030	7,858	7,837	7,769
Vertiv Group Corp.(5)	First lien senior secured loan	S+	1.75%		08/2032	2,288	2,288	2,290
VIAVI SOLUTIONS INC(6)	First lien senior secured loan	S+	2.50%		06/2032	4,935	4,929	4,942
VIRTUSA CORPORATION(5)	First lien senior secured loan	S+	3.25%		02/2029	3,744	3,748	3,693
VS Buyer LLC (dba Veeam Software)(6)	First lien senior secured loan	S+	2.25%		04/2031	7,978	7,978	7,955
Webpros Luxembourg Sarl(5)	First lien senior secured loan	S+	3.75%		03/2031	4,769	4,761	4,778
							190,153	187,875	57.4%
Investment funds and vehicle
Finco I, LLC(5)	First lien senior secured loan	S+	1.75%		06/2029	1,971	$1,970	$1,964
Grosvenor(5)	First lien senior secured loan	S+	2.25%		02/2030	2,584	2,584	2,588
							4,554	4,552	1.4%
Leisure and entertainment
Cedar Fair, L.P. (dba Six Flags Entertainment Corp)(5)	First lien senior secured loan	S+	2.00%		05/2031	3,568	$3,559	$3,542
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	S+	2.00%		09/2031	4,267	4,269	4,265
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	S+	2.50%		07/2031	6,484	6,479	6,496
							14,307	14,303	4.4%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(5)	First lien senior secured loan	S+	2.25%		08/2031	7,717	$7,717	$7,706

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
Altar Bidco, Inc.(5)	First lien senior secured loan	S+	3.10%		02/2029	8,597	8,430	8,593
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	S+	3.00%		09/2032	6,513	6,513	6,516
Columbus McKinnon Corp.(6)(9)	First lien senior secured loan	S+	2.50%		05/2028	398	398	398
DXP Enterprises, Inc.(5)	First lien senior secured loan	S+	3.75%		10/2030	12,497	12,503	12,552
EMRLD Borrower LP (dba Emerson)(6)	First lien senior secured loan	S+	2.25%		05/2030	8,623	8,623	8,594
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	S+	3.50%		05/2028	10,334	10,287	10,382
Filtration Group Corporation(5)	First lien senior secured loan	S+	2.75%		10/2028	6,945	6,945	6,971
Gates Global LLC(5)	First lien senior secured loan	S+	1.75%		11/2029	1,600	1,600	1,598
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)	First lien senior secured loan	S+	4.00%		05/2032	12,297	12,238	11,916
Legence Holdings LLC(5)	First lien senior secured loan	S+	3.00%		12/2028	3,934	3,938	3,938
MADISON IAQ LLC(7)	First lien senior secured loan	S+	2.50%		06/2028	978	978	978
MADISON IAQ LLC(7)	First lien senior secured loan	S+	3.25%		04/2032	4,459	4,423	4,478
Pro Mach Group, Inc.(5)	First lien senior secured loan	S+	2.75%		08/2028	5,152	5,151	5,159
Spectris(6)(9)	First lien senior secured loan	S+	2.75%		09/2032	6,840	6,823	6,823
STS Operating, Inc.(5)	First lien senior secured loan	S+	4.00%		03/2031	10,415	10,377	10,341
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	S+	3.00%		03/2028	11,101	11,103	11,100
							118,047	118,043	36.1%
Pharmaceuticals
Amneal Pharmaceuticals LLC(5)	First lien senior secured loan	S+	3.50%		08/2032	7,112	$7,094	$7,099
Fortrea Holdings Inc.(6)(9)	First lien senior secured loan	S+	3.75%		07/2030	5,155	5,167	4,742
Opal US LLC(6)	First lien senior secured loan	S+	3.25%		04/2032	5,824	5,816	5,836
							18,077	17,677	5.4%
Professional services
AlixPartners, LLP(5)	First lien senior secured loan	S+	2.00%		08/2032	2,645	$2,638	$2,625
AmSpec Parent, LLC(6)	First lien senior secured loan	S+	3.50%		12/2031	2,754	2,740	2,762
Apex Group Treasury LLC(6)	First lien senior secured loan	S+	3.50%		02/2032	3,360	3,348	3,280
API GROUP DE INC(5)	First lien senior secured loan	S+	1.75%		01/2029	2,166	2,166	2,164
Arsenal AIC Parent, LLC (dba Arconic)(5)	First lien senior secured loan	S+	2.75%		08/2030	2,407	2,410	2,403
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	S+	2.75%		01/2031	3,442	3,437	3,419
Clearwater Analytics, LLC(7)	First lien senior secured loan	S+	2.25%		04/2032	4,248	4,248	4,248
Corporation Service Company(5)	First lien senior secured loan	S+	2.00%		11/2029	5,720	5,720	5,656
Element Materials Technology(6)	First lien senior secured loan	S+	3.68%		06/2029	3,587	3,614	3,606
Element Solutions, Inc.(5)	First lien senior secured loan	S+	1.75%		12/2030	1,797	1,804	1,807
First Advantage Holdings LLC(5)	First lien senior secured loan	S+	2.75%		10/2031	5,727	5,727	5,575
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	S+	3.25%		09/2030	3,698	3,698	3,396
Red Ventures, LLC(5)	First lien senior secured loan	S+	2.75%		03/2030	3,206	3,284	3,015
Skopima Merger Sub Inc.(5)	First lien senior secured loan	S+	3.75%		05/2028	5,006	5,006	4,227
Vistage International, Inc.(6)	First lien senior secured loan	S+	3.75%		07/2029	9,603	9,603	9,555
							59,443	57,738	17.6%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	S+	2.00%		05/2028	3,437	$3,429	$3,370
Charter Communications Operating LLC(6)	First lien senior secured loan	S+	2.25%		12/2031	8,191	8,173	8,187

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	S+	2.50%		09/2028	4,390	4,359	4,345
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	S+	3.00%		11/2027	6,129	6,117	6,071
Virgin Media Bristol LLC(6)	First lien senior secured loan	S+	3.18%		03/2031	4,257	4,210	4,193
							26,288	26,166	8.0%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	S+	4.00%		04/2030	11,338	$11,338	$11,360
Echo Global Logistics, Inc.(5)	First lien senior secured loan	S+	3.75%		11/2028	5,416	5,383	5,251
FRST STU BID/FRST TRANS(6)	First lien senior secured loan	S+	2.50%		08/2030	2,202	2,199	2,202
Genesee & Wyoming Inc.(6)	First lien senior secured loan	S+	1.75%		04/2031	1,395	1,392	1,389
KKR Apple Bidco, LLC(5)	First lien senior secured loan	S+	2.50%		09/2031	8,255	8,236	8,252
NA Rail Hold Co. LLC(6)	First lien senior secured loan	S+	3.00%		03/2032	3,840	3,840	3,849
							32,388	32,303	9.9%

Total Debt Investments							$1,668,493	$1,649,604	504.3%
Total Misc.-debt commitment (11)							$(9)	$—	—%
Total Investments							$1,668,484	$1,649,604	504.3%

(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF's Debt Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.
(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of September 30, 2025 was 4.13%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of September 30, 2025 was 3.98%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of September 30, 2025 was 3.85%.
(8)The interest rate on this loan is subject to Prime, which as of September 30, 2025 was 7.25%.
(9)Level 3 investment.
(10)Totals presented may differ than actuals due to rounding.
(11)Position or portion thereof is a partially unfunded loan commitment. See below for more information on the Company’s commitments.

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2025
(Amounts in thousands)

Portfolio Company	Commitment Type	Commitment Expiration date	Funded Commitment	Unfunded
				Commitment	Fair Value
AmSpec Parent, LLC	First lien senior secured delayed draw term loan	12/2026	$160	$240	$160
Chrysaor Bidco s.à r.l. (dba AlterDomus)	First lien senior secured delayed draw term loan	5/2026	—	304	—
Citrin Cooperman Advisors LLC	First lien senior secured delayed draw term loan	3/2027	—	215	—
Clydesdale Acquisition Holdings, Inc. (dba Novolex)	First lien senior secured delayed draw term loan	3/2027	1	166	1
Cohnreznick Advisory LLC	First lien senior secured delayed draw term loan	3/2027	—	1,008	—
First Eagle Holdings, Inc.	First lien senior secured delayed draw term loan	6/2027	—	1,113	—
Kaman Corporation	First lien senior secured delayed draw term loan	1/2027	102	962	102
Pinnacle Buyer, LLC	First lien senior secured delayed draw term loan	3/2027	—	1,713	—
Raven Acquisition Holdings, LLC (dba R1 RCM)	First lien senior secured delayed draw term loan	10/2026	—	696	—
Savor Acquisition, Inc. (dba Sauer Brands)	First lien senior secured delayed draw term loan	2/2027	—	417	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	11/2026	—	213	—
Total Portfolio Company Commitments			$263	$7,047	$263

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Debt Investments
Advertising and media
Project Boost Purchaser, LLC (dba J.D. Power)(5)	First lien senior secured loan	SR +	3.50%	07/2031	$6,276	$6,261	$6,313	1.8%
						6,261	6,313	1.8%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	SR +	2.25%	09/2031	$6,331	$6,316	$6,304	1.8%
American Airlines, Inc.(5)	First lien senior secured loan	SR +	2.75%	02/2028	6,460	6,463	6,485	1.8%
Bleriot US Bidco Inc.(6)	First lien senior secured loan	SR +	2.75%	10/2030	11,010	11,010	11,060	3.1%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR +	2.25%	10/2031	5,989	5,982	6,012	1.7%
KBR, Inc(5)	First lien senior secured loan	SR +	2.00%	01/2031	1,873	1,873	1,876	0.5%
Peraton Corp.(5)	First lien senior secured loan	SR +	3.75%	02/2028	11,652	11,487	10,819	3.0%
Signia Aerospace LLC(6)(8)	First lien senior secured loan	SR +	3.00%	11/2031	4,252	4,241	4,241	1.2%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.75%	08/2028	1,970	1,969	1,975	0.6%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.75%	03/2030	2,352	2,352	2,359	0.7%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.50%	02/2031	1,984	1,986	1,987	0.6%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.50%	01/2032	2,095	2,090	2,098	0.6%
United Airlines, Inc.(6)	First lien senior secured loan	SR +	2.00%	02/2031	1,666	1,665	1,669	0.5%
Vertex Aerospace Services Corp. (dba V2X)(5)	First lien senior secured loan	SR +	2.75%	12/2030	4,381	4,379	4,385	1.1%
						61,813	61,270	17.2%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	SR +	2.75%	10/2031	$8,229	$8,209	$8,296	2.3%
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	SR +	2.75%	03/2031	4,133	4,133	4,148	1.2%
PAI Holdco, Inc.(6)	First lien senior secured loan	SR +	3.75%	10/2027	6,494	6,170	5,469	1.5%
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	SR +	3.25%	01/2031	1,289	1,289	1,293	0.4%
						19,801	19,206	5.4%
Buildings and real estate
American Builders & Contractors Supply Co., Inc.(5)	First lien senior secured loan	SR +	1.75%	01/2031	$1,009	$1,010	$1,013	0.3%
American Residential Services, LLC(5)	First lien senior secured loan	SR +	3.50%	10/2027	7,575	7,560	7,632	2.1%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
ARCOSA INC(5)	First lien senior secured loan	SR +	2.25%	08/2031	2,521	2,521	2,538	0.7%
Construction Partners, Inc.(5)	First lien senior secured loan	SR +	2.50%	11/2031	1,956	1,951	1,962	0.6%
Core & Main LP(5)	First lien senior secured loan	SR +	2.00%	02/2031	4,051	4,051	4,059	1.1%
CPG International LLC(5)	First lien senior secured loan	SR +	2.00%	09/2031	4,115	4,105	4,125	1.2%
Cushman & Wakefield U.S. Borrower, LLC(5)	First lien senior secured loan	SR +	3.25%	01/2030	10,973	10,977	11,087	3.1%
Dodge Construction Network LLC(6)(8)	First lien senior secured loan	SR +	6.25%	01/2029	2,330	2,184	2,283	0.6%
Dodge Construction Network LLC(6)(8)	First lien senior secured loan	SR +	4.75%	02/2029	3,231	2,890	2,585	0.7%
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(6)	First lien senior secured loan	SR +	2.50%	05/2030	8,865	8,857	8,892	2.5%
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(6)	First lien senior secured loan	SR +	2.50%	08/2031	1,579	1,575	1,583	0.4%
Greystar Real Estate Partners, LLC (dba Greystar)(5)	First lien senior secured loan	SR +	2.75%	08/2030	7,903	7,903	7,942	2.2%
MIWD Holdco II LLC(5)	First lien senior secured loan	SR +	3.00%	03/2031	8,671	8,671	8,745	2.5%
Quikrete Holdings, Inc.(5)	First lien senior secured loan	SR +	2.50%	04/2031	2,639	2,636	2,636	0.7%
RealPage, Inc.(6)	First lien senior secured loan	SR +	3.00%	04/2028	13,299	12,828	13,270	3.9%
Wrench Group LLC(6)	First lien senior secured loan	SR +	4.00%	10/2028	13,560	13,550	12,988	3.6%
						93,269	93,340	26.2%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	SR +	3.75%	07/2031	$16,218	$16,180	$16,338	4.6%
BrightView Landscapes, LLC(6)	First lien senior secured loan	SR +	2.50%	04/2029	6,519	6,511	6,544	1.8%
Brown Group Holdings, LLC(5)	First lien senior secured loan	SR +	2.50%	07/2031	9,460	9,445	9,484	2.7%
IDEMIA Group SAS(6)(8)	First lien senior secured loan	SR +	4.25%	09/2028	7,938	7,965	8,017	2.3%
Madison Safety & Flow LLC(5)	First lien senior secured loan	SR +	3.25%	09/2031	3,543	3,535	3,567	1.0%
MKS Instruments, Inc.(5)	First lien senior secured loan	SR +	2.25%	08/2029	2,001	2,005	2,004	0.6%
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(6)	First lien senior secured loan	SR +	3.50%	09/2031	8,250	8,210	8,330	2.3%
Plano HoldCo, Inc. (dba Perficient)(6)(8)	First lien senior secured loan	SR +	3.50%	10/2031	8,435	8,393	8,498	2.4%
POLARIS PURCHASER, INC. (dba Plusgrade)(6)(8)	First lien senior secured loan	SR +	4.00%	03/2031	10,016	10,016	10,066	2.8%
Sitel Worldwide Corp.(5)	First lien senior secured loan	SR +	3.75%	08/2028	6,868	6,789	4,584	1.3%
Vestis Corp(6)	First lien senior secured loan	SR +	2.25%	02/2031	2,138	2,133	2,139	0.6%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
VM Consolidated, Inc.(5)	First lien senior secured loan	SR +	2.25%	03/2028	2,080	2,080	2,087	0.6%
XPLOR T1, LLC(6)(8)	First lien senior secured loan	SR +	3.50%	06/2031	6,733	6,733	6,784	1.8%
						89,995	88,442	24.8%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)(8)	First lien senior secured loan	SR +	4.75%	11/2027	$2,940	$2,807	$2,940	0.8%
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)	First lien senior secured loan	SR +	4.00%	11/2027	4,454	4,426	4,454	1.3%
H.B. Fuller Company(5)	First lien senior secured loan	SR +	2.00%	02/2030	988	987	993	0.3%
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.25%	02/2030	6,431	6,387	6,455	1.8%
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.75%	02/2031	7,463	7,462	7,514	2.1%
Ineos US Petrochem LLC(5)	First lien senior secured loan	SR +	3.75%	03/2030	8,420	8,384	8,425	2.4%
Nouryon Finance B.V.(6)	First lien senior secured loan	SR +	3.25%	04/2028	10,691	10,691	10,765	3.0%
Potters(5)	First lien senior secured loan	SR +	3.75%	12/2027	2,980	2,989	3,005	0.8%
Windsor Holdings III LLC(5)	First lien senior secured loan	SR +	3.50%	08/2030	11,629	11,629	11,751	3.3%
						55,762	56,302	15.8%
Consumer products
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)	First lien senior secured loan	SR +	3.25%	04/2031	$5,923	$5,923	$5,956	1.7%
Flexera(6)	First lien senior secured loan	SR +	3.00%	03/2028	439	439	442	0.1%
						6,362	6,398	1.8%
Containers and packaging
Anchor Packaging, LLC(5)	First lien senior secured loan	SR +	3.25%	07/2029	$6,706	$6,706	$6,735	1.9%
Berlin Packaging(6)	First lien senior secured loan	SR +	3.50%	06/2031	9,794	9,794	9,843	2.8%
BW Holding, Inc.(6)	First lien senior secured loan	SR +	4.00%	12/2028	7,610	7,522	6,760	1.9%
Charter NEX US, Inc.(5)	First lien senior secured loan	SR +	3.00%	12/2029	1,776	1,777	1,784	0.5%
Plaze, Inc.(5)	First lien senior secured loan	SR +	3.75%	08/2026	6,789	6,675	6,151	1.7%
Pregis Topco LLC(5)	First lien senior secured loan	SR +	4.00%	07/2026	5,938	5,922	5,967	1.7%
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	SR +	4.00%	09/2028	12,130	12,132	12,154	3.4%
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	SR +	2.75%	08/2028	7,838	7,838	7,850	2.2%
SupplyOne, Inc.(5)	First lien senior secured loan	SR +	3.75%	04/2031	8,297	8,297	8,354	2.3%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	SR +	3.25%	03/2028	15,721	15,331	15,696	4.4%
						81,994	81,294	22.8%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(5)	First lien senior secured loan	SR +	3.50%	07/2028	$8,010	$8,000	$8,010	2.2%
Aramsco, Inc.(6)(8)	First lien senior secured loan	SR +	4.75%	10/2030	8,649	8,498	8,000	2.2%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	SR +	3.50%	12/2028	13,893	13,893	13,951	3.9%
Dealer Tire Financial, LLC(5)	First lien senior secured loan	SR +	3.50%	07/2031	10,863	10,863	10,863	3.1%
Foundation Building Materials, Inc.(6)	First lien senior secured loan	SR +	4.00%	01/2031	8,849	8,837	8,698	2.4%
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	SR +	3.00%	09/2031	6,462	6,430	6,486	1.8%
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	10/2029	15,443	15,388	15,455	4.5%
						71,909	71,463	20.1%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	SR +	3.00%	10/2029	$7,317	$7,319	$7,359	2.1%
Renaissance Learning, Inc.(5)	First lien senior secured loan	SR +	4.00%	04/2030	12,368	12,368	12,328	3.5%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	SR +	4.00%	10/2030	8,576	8,547	8,619	2.3%
						28,234	28,306	7.9%
Energy equipment and services
AMG Advanced Metallurgical Group N.V(5)	First lien senior secured loan	SR +	3.50%	11/2028	$3,395	$3,394	$3,387	1.0%
AZZ Inc.(5)	First lien senior secured loan	SR +	2.50%	05/2029	11,642	11,659	11,673	3.3%
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	SR +	2.25%	01/2031	4,665	4,665	4,664	1.3%
Calpine Construction Finance Company(5)	First lien senior secured loan	SR +	2.00%	07/2030	4,925	4,909	4,910	1.4%
Calpine Corporation(5)	First lien senior secured loan	SR +	1.75%	01/2031	5,381	5,366	5,362	1.5%
Calpine Corporation(6)	First lien senior secured loan	SR +	1.75%	02/2032	2,832	2,821	2,820	0.8%
Fleet U.S. Bidco Inc.(7)	First lien senior secured loan	SR +	2.75%	02/2031	10,171	10,168	10,222	2.9%
Pike Corp.(5)	First lien senior secured loan	SR +	3.00%	01/2028	4,300	4,282	4,329	1.1%
						47,264	47,367	13.3%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	SR +	3.00%	11/2030	$3,405	$3,403	$3,406	1.0%
Ascensus Holdings, Inc.(5)(8)	First lien senior secured loan	SR +	3.00%	08/2028	2,969	2,969	2,991	0.8%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
BCPE Pequod Buyer, Inc. (dba Envestnet)(5)	First lien senior secured loan	SR +	3.50%	11/2031	10,068	10,018	10,141	2.8%
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	SR +	2.50%	01/2031	11,970	11,970	12,018	3.4%
Chrysaor Bidco s.à r.l. (dba AlterDomus)(5)	First lien senior secured loan	SR +	3.50%	05/2031	4,112	4,112	4,140	1.2%
Citadel Securities, LP(5)	First lien senior secured loan	SR +	2.00%	10/2031	5,681	5,681	5,694	1.6%
Citco Funding LLC(7)	First lien senior secured loan	SR +	2.75%	04/2028	9,289	9,269	9,354	2.6%
Creative Planning, LLC(5)	First lien senior secured loan	SR +	2.00%	05/2031	5,922	5,908	5,905	1.7%
Deerfield Dakota Holdings(6)	First lien senior secured loan	SR +	3.75%	04/2027	14,197	13,961	13,861	3.9%
Focus Financial Partners, LLC(5)	First lien senior secured loan	SR +	3.25%	09/2031	8,026	8,006	8,093	2.3%
Grant Thornton Advisors LLC(5)	First lien senior secured loan	SR +	3.25%	05/2031	1,881	1,881	1,879	0.5%
Grant Thornton Advisors LLC(6)	First lien senior secured loan	SR +	2.75%	06/2031	2,153	2,153	2,151	0.6%
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	SR +	2.50%	11/2031	9,518	9,483	9,542	2.7%
Harbourvest Partners, L.P.(6)(8)	First lien senior secured loan	SR +	2.25%	04/2030	1,811	1,811	1,811	0.5%
Jane Street Group, LLC(5)	First lien senior secured loan	SR +	2.00%	12/2031	7,655	7,636	7,622	2.1%
Janus International Group, LLC(5)	First lien senior secured loan	SR +	2.50%	08/2030	5,740	5,732	5,754	1.6%
Kestra Advisor Services Holdings A Inc(7)	First lien senior secured loan	SR +	4.00%	03/2031	7,553	7,552	7,553	2.1%
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	SR +	2.75%	08/2028	3,181	3,182	3,181	0.9%
NEON MAPLE US DEBT MERGERSUB Inc(5)	First lien senior secured loan	SR +	3.00%	11/2031	8,162	8,132	8,169	2.3%
OneDigital Borrower LLC(5)	First lien senior secured loan	SR +	3.25%	07/2031	12,976	12,938	12,993	3.6%
Orion Advisor Solutions Inc(6)	First lien senior secured loan	SR +	3.75%	09/2030	6,637	6,588	6,692	1.9%
PUSHPAY USA INC(6)(8)	First lien senior secured loan	SR +	4.50%	08/2031	5,714	5,659	5,743	1.6%
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	SR +	3.50%	07/2028	13,448	13,453	13,532	3.8%
Teneo Holdings LLC(5)	First lien senior secured loan	SR +	4.75%	03/2031	4,304	4,263	4,338	1.3%
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	SR +	3.50%	05/2028	2,475	2,475	2,498	0.7%
						168,235	169,061	47.5%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	SR +	1.75%	09/2030	$4,859	$4,865	$4,829	1.4%
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	SR +	4.25%	12/2030	6,812	6,759	6,863	1.9%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Balrog Acquisition, Inc. (dba Bakemark)(6)	First lien senior secured loan	SR +	4.00%	09/2028	10,763	10,669	10,779	3.0%
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	SR +	3.25%	02/2031	7,903	7,902	7,901	2.2%
FRONERI US INC(5)	First lien senior secured loan	SR +	2.00%	09/2031	3,411	3,404	3,411	1.0%
Pegasus BidCo B.V.(6)	First lien senior secured loan	SR +	3.25%	07/2029	11,671	11,671	11,765	3.3%
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	SR +	2.50%	03/2027	4,159	4,149	4,187	1.2%
Utz Quality Foods, LLC(5)	First lien senior secured loan	SR +	2.75%	01/2028	2,888	2,888	2,892	0.8%
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	SR +	2.50%	08/2028	1,486	1,486	1,488	0.4%
						53,793	54,115	15.2%
Healthcare equipment and services
Agiliti Health(6)	First lien senior secured loan	SR +	3.00%	05/2030	$4,816	$4,782	$4,720	1.3%
Azalea TopCo, Inc. (dba Press Ganey)(6)	First lien senior secured loan	SR +	3.25%	04/2031	8,514	8,514	8,530	2.4%
Confluent Medical Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	02/2029	9,566	9,566	9,602	2.7%
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	SR +	3.50%	07/2029	8,446	8,445	8,525	2.4%
Dermatology Intermediate Holdings III, Inc.(6)	First lien senior secured loan	SR +	4.25%	03/2029	13,775	13,641	13,261	3.7%
Medline Borrower, LP(5)	First lien senior secured loan	SR +	2.25%	10/2028	6,568	6,568	6,586	1.8%
Natus Medical Incorporated(5)(8)	First lien senior secured loan	SR +	5.50%	07/2029	4,410	4,169	4,300	1.2%
Nexstar Broadcasting, Inc.(5)	First lien senior secured loan	SR +	2.50%	09/2026	2,283	2,288	2,289	0.6%
Resonetics, LLC(6)	First lien senior secured loan	SR +	3.25%	06/2031	11,043	11,043	11,102	3.1%
Zest Acquisition Corp.(6)(8)	First lien senior secured loan	SR +	5.25%	02/2028	10,336	10,338	10,439	3.1%
						79,354	79,354	22.3%
Healthcare providers and services
CHG Healthcare Services, Inc.(6)	First lien senior secured loan	SR +	3.50%	09/2028	$1,987	$1,990	$2,002	0.6%
CHG PPC Parent LLC(5)	First lien senior secured loan	SR +	3.00%	12/2028	5,055	5,020	5,078	1.4%
Concentra(5)	First lien senior secured loan	SR +	2.25%	07/2031	2,802	2,799	2,816	0.8%
Covetrus, Inc.(6)	First lien senior secured loan	SR +	5.00%	10/2029	9,334	8,904	8,955	2.5%
Electron Bidco Inc (dba ExamWorks)(6)	First lien senior secured loan	SR +	2.75%	11/2028	1,441	1,441	1,445	0.4%
HAH Group Holding Company LLC (dba Help at Home)(5)	First lien senior secured loan	SR +	5.00%	09/2031	7,085	6,981	7,076	2.0%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Inception Finco S.à.r.l (dba IVI RMA)(6)	First lien senior secured loan	SR +	4.50%	04/2031	5,544	5,517	5,578	1.6%
Inizio Group Limited (dba UDG Healthcare)(6)	First lien senior secured loan	SR +	4.25%	08/2028	6,546	6,512	6,456	1.8%
LSCS Holdings, Inc.(5)	First lien senior secured loan	SR +	4.50%	12/2028	11,252	11,084	11,309	3.2%
Pacific Dental Services, LLC(5)	First lien senior secured loan	SR +	2.75%	03/2031	5,484	5,486	5,516	1.5%
Pediatric Associates Holding Company, LLC(6)(8)	First lien senior secured loan	SR +	4.50%	12/2028	2,990	2,866	2,990	0.8%
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2028	10,685	10,309	10,370	2.9%
Phoenix Guarantor Inc(5)	First lien senior secured loan	SR +	2.50%	02/2031	9,182	9,182	9,206	2.6%
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	SR +	3.00%	11/2028	5,014	5,006	5,043	1.4%
Physician Partners, LLC(6)(8)	First lien senior secured loan	SR +	4.00%	12/2028	11,729	11,272	7,800	2.2%
Select Medical Corp.(5)	First lien senior secured loan	SR +	2.00%	12/2031	532	531	533	0.1%
Soliant Lower Intermediate, LLC (dba Soliant)(5)	First lien senior secured loan	SR +	3.75%	07/2031	8,252	8,172	8,170	2.3%
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	SR +	2.75%	12/2030	3,390	3,390	3,413	1.0%
						106,462	103,756	29.1%
Healthcare technology
Bracket Intermediate Holding Corp.(6)	First lien senior secured loan	SR +	4.25%	05/2028	$9,737	$9,736	$9,810	2.8%
Certara(5)	First lien senior secured loan	SR +	3.00%	06/2031	811	809	811	0.2%
Cotiviti, Inc.(5)	First lien senior secured loan	SR +	3.00%	05/2031	7,278	7,278	7,310	2.2%
Ensemble RCM, LLC(6)	First lien senior secured loan	SR +	3.00%	08/2029	10,370	10,307	10,436	2.9%
Imprivata, Inc.(6)	First lien senior secured loan	SR +	3.50%	09/2027	12,621	12,613	12,685	3.6%
IQVIA, Inc.(6)	First lien senior secured loan	SR +	2.00%	01/2031	242	242	243	0.1%
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	11/2031	6,036	6,021	6,066	1.7%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	SR +	3.00%	03/2028	5,425	5,425	5,444	1.5%
R1 RCM Inc.(6)	First lien senior secured loan	SR +	2.25%	04/2031	2,471	2,471	2,481	0.7%
Raven Acquisition Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	10/2031	9,745	9,697	9,760	2.7%
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2031	10,441	10,390	10,503	2.9%
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(6)	First lien senior secured loan	SR +	2.75%	10/2029	4,636	4,636	4,649	1.3%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	2.75%	09/2029	10,025	9,990	10,031	2.8%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	3.25%	10/2031	5,124	5,099	5,136	1.4%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
						94,714	95,365	26.8%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	SR +	2.00%	06/2030	$988	$985	$990	0.3%
						985	990	0.3%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(6)	First lien senior secured loan	SR +	5.50%	08/2029	$7,503	$7,463	$7,485	2.1%
Cast & Crew Payroll, LLC(5)	First lien senior secured loan	SR +	3.75%	12/2028	6,954	6,943	6,729	1.9%
iSolved, Inc.(5)	First lien senior secured loan	SR +	3.25%	10/2030	6,406	6,405	6,478	1.8%
UKG Inc. (dba Ultimate Software)(5)	First lien senior secured loan	SR +	3.00%	02/2031	7,495	7,492	7,543	2.1%
						28,303	28,235	7.9%
Infrastructure and environmental services
ASP ACUREN HOLDINGS, INC.(5)	First lien senior secured loan	SR +	3.50%	07/2031	$3,280	$3,280	$3,298	0.9%
Geosyntec Consultants, Inc.(5)	First lien senior secured loan	SR +	3.75%	07/2031	9,469	9,423	9,528	2.7%
Gulfside Supply, Inc. (dba Gulfeagle Supply)(6)	First lien senior secured loan	SR +	3.00%	06/2031	2,833	2,827	2,842	0.8%
Madison IAQ, LLC(7)	First lien senior secured loan	SR +	2.75%	06/2028	983	978	985	0.3%
Osmose Utilities Services, Inc.(5)	First lien senior secured loan	SR +	3.25%	06/2028	5,789	5,495	5,792	1.6%
						22,003	22,445	6.3%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	SR +	3.00%	11/2030	$12,722	$12,721	$12,718	3.6%
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	SR +	2.75%	09/2031	2,349	2,343	2,352	0.7%
Ardonagh Midco 3 PLC(6)(8)	First lien senior secured loan	SR +	3.75%	02/2031	13,730	13,662	13,798	3.9%
AssuredPartners, Inc.(5)	First lien senior secured loan	SR +	3.50%	02/2031	7,009	6,994	7,018	2.0%
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR +	3.00%	06/2031	6,124	6,123	6,139	1.7%
Hub International(5)	First lien senior secured loan	SR +	2.75%	06/2030	2,978	2,978	2,992	0.8%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.50%	04/2030	5,270	5,269	5,301	1.5%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.00%	02/2031	10,495	10,495	10,555	3.0%
IMA Financial Group, Inc.(5)	First lien senior secured loan	SR +	3.00%	11/2028	7,155	7,155	7,155	2.0%
Mitchell International, Inc.(5)	First lien senior secured loan	SR +	3.25%	06/2031	4,988	4,963	4,984	1.4%
Ryan Specialty Group LLC(5)	First lien senior secured loan	SR +	2.25%	09/2031	1,843	1,838	1,847	0.6%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Summit Acquisition Inc. (dba K2 Insurance Services)(6)(8)	First lien senior secured loan	SR +	3.75%	10/2031	2,292	2,280	2,280	0.7%
USI, Inc.(6)	First lien senior secured loan	SR +	2.25%	09/2030	6,819	6,819	6,801	1.7%
						83,640	83,940	23.6%
Internet software and services
Applied Systems, Inc.(6)	First lien senior secured loan	SR +	3.00%	02/2031	$995	$1,000	$1,004	0.3%
Barracuda Networks, Inc.(6)	First lien senior secured loan	SR +	4.50%	08/2029	5,497	5,321	5,072	1.4%
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	3.50%	03/2029	3,686	3,686	3,694	1.0%
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	3.75%	03/2031	9,501	9,501	9,521	2.7%
Clover Holdings 2, LLC(6)(8)	First lien senior secured loan	SR +	4.00%	11/2031	5,500	5,446	5,445	1.5%
Dayforce Inc(6)	First lien senior secured loan	SR +	2.50%	03/2031	7,646	7,630	7,684	2.2%
Delta TopCo, Inc. (dba Infoblox, Inc.)(6)	First lien senior secured loan	SR +	3.50%	11/2029	4,690	4,680	4,724	1.3%
E2open, LLC(5)	First lien senior secured loan	SR +	3.50%	02/2028	8,254	8,178	8,285	2.3%
Epicor(5)	First lien senior secured loan	SR +	2.75%	05/2031	1,311	1,311	1,319	0.4%
HomeServe USA Holding Corp.(5)	First lien senior secured loan	SR +	2.00%	10/2030	3,969	3,968	3,968	1.1%
Infinite Bidco LLC(6)	First lien senior secured loan	SR +	3.75%	03/2028	5,017	4,903	4,967	1.4%
Javelin Buyer, Inc.(6)	First lien senior secured loan	SR +	3.25%	10/2031	4,475	4,464	4,505	1.3%
McAfee Corp.(5)	First lien senior secured loan	SR +	3.00%	03/2029	9,965	9,965	9,953	2.8%
MeridianLink, Inc.(6)	First lien senior secured loan	SR +	2.75%	11/2028	4,783	4,783	4,806	1.3%
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	SR +	4.50%	05/2029	7,802	7,414	7,239	2.0%
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	SR +	3.25%	10/2030	14,384	14,376	14,468	4.1%
Project Sky Merger Sub, Inc.(5)	First lien senior secured loan	SR +	3.75%	10/2028	6,707	6,688	6,680	1.9%
Proofpoint, Inc.(5)	First lien senior secured loan	SR +	3.00%	08/2028	3,798	3,798	3,813	1.1%
Quartz Acquireco, LLC (dba Qualtrics)(6)	First lien senior secured loan	SR +	2.75%	06/2030	8,942	8,942	8,986	2.5%
Sedgwick Claims Management Services, Inc.(6)	First lien senior secured loan	SR +	3.00%	07/2031	12,061	12,032	12,121	3.4%
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	SR +	5.00%	05/2028	10,425	10,171	10,399	2.9%
Sophos Holdings, LLC(5)	First lien senior secured loan	SR +	3.50%	03/2027	7,415	7,363	7,456	2.1%
SS&C(5)	First lien senior secured loan	SR +	2.00%	05/2031	896	896	899	0.3%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
The Dun & Bradstreet Corporation(5)	First lien senior secured loan	SR +	2.25%	01/2029	4,741	4,741	4,742	1.3%
UST Holdings, Ltd.(5)	First lien senior secured loan	SR +	3.00%	11/2028	3,858	3,858	3,868	1.1%
Vertiv Group Corp.(6)	First lien senior secured loan	SR +	4.50%	11/2030	5,456	5,428	5,468	1.5%
Vertiv Group Corp.(5)	First lien senior secured loan	SR +	1.75%	03/2027	514	514	514	0.1%
VIRTUSA CORPORATION(5)	First lien senior secured loan	SR +	3.25%	02/2029	2,365	2,365	2,379	0.7%
VS Buyer LLC (dba Veeam Software)(5)	First lien senior secured loan	SR +	2.75%	04/2031	10,028	10,028	10,091	2.8%
Webpros Luxembourg Sarl(5)	First lien senior secured loan	SR +	4.00%	03/2031	6,806	6,790	6,853	2.0%
						180,240	180,923	50.8%
Investment funds and vehicle
Finco I, LLC(5)	First lien senior secured loan	SR +	2.25%	06/2029	$7,280	$7,280	$7,300	2.0%
First Eagle Investments Management LLC(6)	First lien senior secured loan	SR +	3.00%	03/2029	8,688	8,590	8,696	2.4%
Grosvenor(5)	First lien senior secured loan	SR +	2.25%	02/2030	3,949	3,949	3,962	1.2%
						19,819	19,958	5.6%
Leisure and entertainment
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	SR +	2.00%	09/2031	$2,444	$2,444	$2,448	0.7%
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	SR +	3.00%	07/2031	5,028	5,017	5,047	1.4%
Pretzel Parent, Inc.(5)	First lien senior secured loan	SR +	4.50%	08/2031	4,500	4,434	4,528	1.3%
						11,895	12,023	3.4%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(5)	First lien senior secured loan	SR +	3.50%	08/2031	$10,254	$10,205	$10,311	2.9%
Altar Bidco, Inc.(5)	First lien senior secured loan	SR +	3.10%	02/2029	4,667	4,510	4,654	1.3%
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	SR +	3.25%	11/2028	4,064	4,064	4,084	1.1%
Columbus McKinnon Corp.(7)(8)	First lien senior secured loan	SR +	2.50%	05/2028	412	412	414	0.1%
Crown Equipment Corporation(5)	First lien senior secured loan	SR +	2.50%	10/2/2031	2,672	2,659	2,685	0.8%
DXP Enterprises, Inc.(5)	First lien senior secured loan	SR +	3.75%	10/2030	12,592	12,592	12,723	3.6%
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	SR +	3.75%	05/2028	11,420	11,352	11,484	3.2%
Filtration Group Corporation(5)	First lien senior secured loan	SR +	3.50%	10/2028	6,674	6,671	6,719	1.9%
Gates Global LLC(5)	First lien senior secured loan	SR +	1.75%	11/2029	1,965	1,965	1,967	0.6%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)(8)	First lien senior secured loan	SR +	4.00%	12/2027	2,985	2,978	2,985	0.8%
Pro Mach Group, Inc.(5)	First lien senior secured loan	SR +	3.50%	08/2028	5,978	5,985	6,022	1.7%
Refficiency Holdings, LLC (dba Legence)(5)	First lien senior secured loan	SR +	3.50%	12/2027	12,653	12,632	12,691	3.6%
STS Operating, Inc.(5)	First lien senior secured loan	SR +	4.00%	03/2031	10,495	10,451	10,516	3.0%
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	SR +	3.50%	03/2028	11,371	11,384	11,482	3.1%
Zekelman Industries Inc. (dba Zekelman Industries)(5)	First lien senior secured loan	SR +	2.25%	01/2031	6,666	6,653	6,668	1.9%
						104,513	105,405	29.6%
Pharmaceuticals
Fortrea Holdings Inc.(7)	First lien senior secured loan	SR +	3.75%	07/2030	$5,155	$5,169	$5,193	1.5%
						5,169	5,193	1.5%
Professional services
AmSpec Parent, LLC(6)(8)	First lien senior secured loan	SR +	4.25%	12/2031	$2,600	$2,587	$2,587	0.7%
Apex Group Treasury LLC(7)	First lien senior secured loan	SR +	3.75%	07/2028	2,843	2,794	2,867	0.8%
Apex Group Treasury LLC(6)	First lien senior secured loan	SR +	4.00%	07/2028	9,154	9,175	9,227	2.6%
Arsenal AIC Parent, LLC (dba Arconic)(5)	First lien senior secured loan	SR +	3.25%	08/2030	7,166	7,166	7,218	2.0%
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	SR +	2.75%	01/2031	3,442	3,435	3,436	1.0%
Corporation Service Company(5)	First lien senior secured loan	SR +	2.50%	11/2029	1,572	1,572	1,579	0.4%
Element Solutions, Inc.(5)	First lien senior secured loan	SR +	1.75%	12/2030	990	988	991	0.3%
First Advantage Holdings LLC(5)	First lien senior secured loan	SR +	3.25%	10/2031	4,240	4,219	4,281	1.2%
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	SR +	4.00%	09/2030	3,726	3,701	3,764	1.1%
Red Ventures, LLC(5)	First lien senior secured loan	SR +	2.75%	03/2030	5,142	5,231	5,156	1.4%
Skopima Merger Sub Inc.(6)	First lien senior secured loan	SR +	3.75%	05/2028	11,408	11,408	11,436	3.2%
Sovos Compliance, LLC(5)	First lien senior secured loan	SR +	4.50%	08/2028	13,303	13,027	13,383	3.8%
Thevelia (US) LLC (dba Tricor)(6)	First lien senior secured loan	SR +	3.25%	06/2029	6,601	6,602	6,634	1.9%
Vistage International, Inc.(6)	First lien senior secured loan	SR +	4.75%	07/2029	9,677	9,556	9,671	2.7%
						81,461	82,230	23.1%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	SR +	2.00%	05/2028	$4,730	$4,719	$4,635	1.3%
Charter Communications Operating LLC(6)	First lien senior secured loan	SR +	2.25%	12/2031	8,253	8,233	8,229	2.3%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Ciena Corp.(5)	First lien senior secured loan	SR +	2.00%	10/2030	990	989	992	0.3%
Cogeco Communications (USA) II L.P.(7)	First lien senior secured loan	SR +	2.50%	09/2028	4,424	4,384	4,393	1.2%
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	SR +	2.75%	11/2027	2,894	2,887	2,896	0.8%
						21,212	21,145	5.9%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	SR +	4.75%	04/2030	$11,424	$11,389	$11,492	3.2%
Echo Global Logistics, Inc.(5)	First lien senior secured loan	SR +	3.75%	11/2028	6,585	6,527	6,482	1.8%
KKR Apple Bidco, LLC(5)	First lien senior secured loan	SR +	3.50%	09/2028	5,161	5,173	5,190	1.5%
						23,089	23,164	6.5%

Total Debt Investments						$1,647,551	$1,647,003	462.5%
Total misc. debt commitments(10)						$(8)	$—	—%
Total Investments						$1,647,543	$1,647,003	462.5%

(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF's Debt Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.
(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2024 was 4.33%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2024 was 4.31%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2024 was 4.25%.
(8)Level 3 investment.
(9)Totals presented may differ than actuals due to rounding.
(10)Position or portion thereof is a partially unfunded loan commitment. See below for more information on the Company’s commitments.

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Portfolio Company	Commitment Type	Commitment Expiration date	Funded Commitment	Unfunded
				Commitment	Fair Value
AmSpec Parent, LLC	First lien senior secured delayed draw term loan	12/2026	$—	$400	$—
Aramsco, Inc.	First lien senior secured delayed draw term loan	10/2025	—	891	—
Chrysaor Bidco s.à r.l. (dba AlterDomus)	First lien senior secured delayed draw term loan	5/2026	—	304	—
Delta 2 (Lux) SARL (dba Formula One)	First lien senior secured delayed draw term loan	7/2025	—	1,222	—
Focus Financial Partners, LLC	First lien senior secured delayed draw term loan	9/2026	—	862	—
Grant Thornton Advisors LLC	First lien senior secured delayed draw term loan	7/2026	—	263	—
R1 RCM Inc.	First lien senior secured delayed draw term loan	10/2026	—	696	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	11/2026	—	354	—
Total Portfolio Company Commitments			$—	$4,992	$—

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Notes to the consolidated financial information

Organization and Principal Business
OCIC SLF LLC (f/k/a Blue Owl Credit Income Senior Loan Fund LLC) (“OCIC SLF” or the “Company”), a Delaware limited liability company, was initially formed on February 14, 2022 as a wholly owned subsidiary of Blue Owl Credit Income Corp. (“OCIC”).
On November 2, 2022, OCIC and State Teachers Retirement System of Ohio (“OSTRS” and together with the Company, the “Members” and each, a “Member”) entered into an Amended and Restated Limited Liability Company Agreement to co-manage OCIC SLF as a joint-venture. OCIC SLF’s principal purpose is to make investments, primarily in senior secured loans that are made to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. OCIC and OSTRS have agreed to contribute $437.5 million and $62.5 million, respectively, to OCIC SLF. OCIC and OSTRS have an 87.5% and 12.5% economic ownership, respectively, in OCIC SLF. Except under certain circumstances, contributions to OCIC SLF cannot be redeemed. OCIC SLF is managed by a board consisting of an equal number of representatives appointed by each Member and which acts unanimously. Investment decisions must be approved unanimously by an investment committee consisting of an equal number of representatives appointed by each Member.
Investment Portfolio Detail
Investments at fair value and amortized cost consisted of the following as of the following periods:

	September 30, 2025		December 31, 2024
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$1,668,484	$1,649,604	$1,647,543	$1,647,003
Total Investments	$1,668,484	$1,649,604	$1,647,543	$1,647,003

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
The industry composition of investments based on fair value as of the following periods:

	September 30, 2025	December 31, 2024
Advertising and media	0.8%	0.4%
Aerospace and defense	4.4	3.7
Automotive services	1.3	1.2
Buildings and real estate	3.7	5.7
Business services	6.9	5.4
Chemicals	3.6	3.4
Consumer products	1.3	0.4
Containers and packaging	5.6	4.9
Distribution	3.3	4.3
Education	1.3	1.7
Energy equipment and services	2.6	2.9
Financial services	8.8	10.3
Food and beverage	4.6	3.3
Healthcare equipment and services	3.6	4.8
Healthcare providers and services	6.3	6.3
Healthcare technology	5.3	5.8
Household products	0.2	0.1
Human resource support services	1.3	1.7
Infrastructure and environmental services	1.5	1.4
Insurance	5.7	5.1
Internet software and services	11.3	11.0
Investment funds and vehicle	0.3	1.2
Leisure and entertainment	0.9	0.7
Manufacturing	7.2	6.4
Pharmaceuticals	1.1	0.3
Professional services	3.5	5.0
Telecommunications	1.6	1.3
Transportation	2.0	1.3
Total	100.0%	100.0%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
The geographic composition of investments based on fair value consisted of the below as of the following periods:

	September 30, 2025	December 31, 2024
United States:
Midwest	26.0%	20.7%
Northeast	19.8	19.1
South	24.8	26.4
West	14.9	23.3
International	14.5	10.5
Total	100.0%	100.0%
Investments
The following table presents the fair value hierarchy of investments as of September 30, 2025:

	Fair Value Hierarchy as of September 30, 2025
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,517,746	$131,858	$1,649,604
Total Investments	$—	$1,517,746	$131,858	$1,649,604

The following table presents the fair value hierarchy of investments as of December 31, 2024:

	Fair Value Hierarchy as of December 31, 2024
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,453,259	$193,744	$1,647,003
Total Investments	$—	$1,453,259	$193,744	$1,647,003

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Debt Activity
Bank of America Facility

On August 24, 2022, ORCIC JV WH LLC, a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, entered into a $400.0 million credit facility with, among others, Bank of America, N.A., as administrative agent (the “Bank of America Facility”). Proceeds from the Bank of America Facility were used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the credit facility was August 25, 2025.
On August 8, 2023, OCIC JV WH IV Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as borrower to the Bank of America Facility. On December 28, 2023, in connection with the takeout of the Wise CLO 2024-1 CLO (as defined below), certain of the assets held by OCIC JV WH IV Ltd. were transferred via a master participation agreement to OCIC JV WH VI Ltd., an exempted company Incorporated with limited liability under the laws of the Cayman Islands. On December 28, 2023, OCIC JV WH VI Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined the Bank of America Facility.

On September 21, 2023, in connection with the takeout of the Wise CLO 2023-1 Transaction (as defined below), ORCIC JV WH LLC was released from the Bank of America Facility and a portion of the proceeds from the Wise CLO 2023-1 Transaction were used to repay certain amounts outstanding under the Bank of America Facility.

On March 7, 2024, in connection with the takeout of the Wise CLO 2024-1 CLO, OCIC JV WH IV Ltd. was released from the Bank of America Facility and a portion of the proceeds from the Wise CLO 2024-1 Transaction were used to repay certain amounts outstanding under the Bank of America Facility. On June 5, 2024, the Bank of America Facility was terminated.

RBC Facility

On October 14, 2022, ORCIC JV WH II LLC, a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, entered into a $500.0 million revolving loan facility with, among others, Royal Bank of Canada, as a lender and administrative agent (the “RBC Facility”). Proceeds from the RBC Facility will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the credit facility is October 14, 2032. In connection with the takeout of the Wise CLO 2023-2 Transaction (as defined below), certain of the assets held by ORCIC JV WH II LLC were transferred via a master participation agreement to OCIC JV WH V Ltd. On December 13, 2023, ORCIC JV WH II LLC was released as a borrower from the RBC Facility and a portion of the proceeds from the Wise CLO 2023-2 Transaction were used to repay certain amounts outstanding under the Bank of America Facility.

On November 10, 2023, OCIC JV WH V Ltd, a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, joined the RBC Facility. On June 5, 2024, BOC SLF WH II RB LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined the RBC Facility as a borrower, and the facility size was reduced to $300.0 million. On December 15, 2024, OCIC JV WH V Ltd was released from the RBC Facility.

Wells Fargo Facility

On June 30, 2023, ORCIC JV WH III LLC, a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, entered into an up to $200.0 million revolving loan facility with, among others, Wells Fargo Bank, N.A. (the “Wells Fargo Facility”). Proceeds from the Wells Fargo Facility will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the credit facility was June 30, 2026. ORCIC JV WH III LLC was released as a borrower from the Wells Fargo Facility on July 11, 2024 in connection with the takeout of the Wise CLO 2024-2 Transaction and a portion of the proceeds from the Wise CLO 2024-2 Transaction were used to repay certain amounts outstanding under the Wells Fargo Facility.

Wise CLO 2023-1
On September 21, 2023, ORCIC JV WH LLC merged with Wise CLO 2023-1 Ltd., a private company incorporated and existing under the laws of Jersey, with Wise CLO 2023-1 Ltd. as the surviving entity. The merger

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
was undertaken in order for Wise CLO 2023-1 Ltd. to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2023-1 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise 1 CLO 2023-1 Transaction. On September 21, 2023, Wise CLO 2023-1 Ltd., as issuer, and Wise CLO 2023-1 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2023-1 Ltd., as co-issuer, closed the Wise CLO 2023-1 Transaction and issued $195.0 million of Class A Notes, $46.3 million of Class B-1 Notes, $14.5 million of Class B-2 Notes, $29.3 million of Class C Notes, and $97.0 million of Subordinated Notes pursuant to an Indenture and Security Agreement dated September 21, 2023 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. Additionally, Wise CLO 2023-1 Ltd. and Wise CLO 2023-1 LLC incurred $75.0 million in Class A Loans pursuant to a Credit Agreement dated September 21, 2023 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, the lenders party thereto and U.S. Bank Trust Company, National Association as loan agent and collateral trustee.

On September 25, 2025, Wise CLO 2023-1 Ltd., as issuer, and Wise CLO 2023-1 LLC, as co-issuer, closed a collateralized loan obligation reset transaction (the “Wise CLO 2023-1 Reset Transaction”) and issued $270.0 million of Class A-R Notes (the “Class A Notes”), $58.5 million of Class B-R Notes (the “Class B Notes”), $31.5 million of Class C-R Notes (the “Class C Notes”), and, in the case of the issuer only, $0.25 million of Class D-R Notes (the “Class D Notes”, together with the Class A Notes, the Class B Notes and the Class C Notes, the “Wise 2023-1 Reset Secured Notes”) pursuant to an Amended and Restated Indenture dated September 25, 2025 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The proceeds in connection with the issuance of the Wise 2023-1 Reset Secured Notes were used to redeem or prepay, as applicable, the Wise 2023-1 Original Secured Debt. The Wise 2023-1 Reset Secured Notes have a stated maturity of October 20, 2038. The Subordinated Notes from the Wise 2023-1 Original Transaction were not redeemed and remain outstanding. The stated maturity of such Subordinated Notes was extended to October 20, 2038 in connection with the Wise 2023-1 Rest Transaction.

Wise CLO 2023-2
On October 30, 2023, ORCIC JV WH II LLC migrated as a company incorporated in the State of Delaware to a private company incorporated and existing under the laws of Jersey. As part of the migration, ORCIC JV WH II LLC was renamed to Wise CLO 2023-2 Ltd. The migration and renaming was undertaken in order for ORCIC JV WH II LLC (now Wise CLO 2023-2 Ltd.) to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2023-2 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2023-2 Transaction. On December 13, 2023, Wise CLO 2023-2 Ltd., as issuer, and Wise CLO 2023-2 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2023-2 Ltd., as co-issuer, closed the Wise CLO 2023-2 Transaction and issued $240.0 million of Class A Notes, $41.0 million of Class B-1 Notes, $15.0 million of Class B-2 Notes, $24.0 million of Class C Notes, and $84.5 million of Subordinated Notes pursuant to an Indenture dated December 13, 2023 among Wise CLO 2023-2 Ltd., as issuer, Wise CLO 2023-2 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2023-2 Transaction have a stated maturity of January 15, 2037.

Wise CLO 2024-1

On July 27, 2023, Wise CLO 2024-1 Ltd (fka OCIC JV WH IV Ltd.) was incorporated as a company under the laws of the Cayman Islands. On March 7, 2024, Wise CLO 2024-1 Ltd., as issuer, and Wise CLO 2024-1 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2024-1 Ltd., as co-issuer, closed a collateralized loan obligation transaction (“the Wise CLO 2024-1 Transaction”) using the financial assets previously acquired by Wise CLO 2024-1 Ltd. as collateral to underpin the transaction and issued $240.0 million of Class A Notes, $55.0 million of Class B-1 Notes, $5.0 million of Class B-2 Notes, $20.0 million of Class C Notes, and $88.7 million of Subordinated Notes pursuant to an Indenture dated March 7, 2024 among Wise CLO 2024-1 Ltd., as issuer, Wise CLO 2024-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2024-1 Transaction have a stated maturity of April 15, 2037.

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Wise CLO 2024-2

On October 26, 2022, ORCIC JV WH III LLC was incorporated as a limited liability company under the laws of Delaware. On July 11, 2024, ORCIC JV WH III LLC merged with Wise CLO 2024-2 Ltd. On July 11, 2024, Wise CLO 2024-2 Ltd., as issuer, and Wise CLO 2024-2 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2024-2 Ltd., as co-issuer, closed a collateralized loan obligation transaction (“the Wise CLO 2024-2 Transaction”) using financial assets previously acquired by Wise CLO 2024-2 Ltd as collateral to underpin the transaction and issued $240.0 million of Class A Notes, $52.0 million of Class B Notes, $28.0 million of Class C Notes, and $90 million of Subordinated Notes pursuant to an Indenture dated July 11, 2024 among Wise CLO 2024-2 Ltd., as issuer, Wise CLO 2024-2 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2024-2 Transaction have a stated maturity of July 15, 2037.

Debt obligations consisted of the following as of September 30, 2025:

	September 30, 2025
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Wise CLO 2023 -1	$360,250	$360,250	$—	$2,184	$358,066
Wise CLO 2023 -2	320,000	320,000	—	2,202	317,798
Wise CLO 2024 -1	320,000	320,000	—	1,919	318,081
Wise CLO 2024 -2	320,000	320,000	—	1,829	318,171
Total Debt	$1,320,250	$1,320,250	$—	$8,134	$1,312,116
(1) The amount available reflects any limitations related to each credit facility’s borrowing base.

Debt obligations consisted of the following as of December 31, 2024:

	December 31, 2024
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Wise CLO 2023 -1	$360,000	$360,000	$—	$2,245	$357,755
Wise CLO 2023 -2	320,000	320,000	—	2,347	317,653
Wise CLO 2024 -1	320,000	320,000	—	2,046	317,954
Wise CLO 2024 -2	320,000	320,000	—	1,948	318,052
Total Debt	$1,320,000	$1,320,000	$—	$8,586	$1,311,414
(1) The amount available reflects any limitations related to each credit facility’s borrowing base.

The table below presents the components of interest expense for the following periods:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in thousands)	2025	2024	2025	2024
Interest expense	$21,207	$24,617	$63,143	$65,444
Amortization of debt issuance costs	1,694	794	2,047	3,853
Total Interest Expense	$22,901	$25,410	$65,190	$69,297
Average interest rate	6.4%	7.6%	6.4%	7.6%
Average daily borrowings	$1,320,016	$1,306,767	$1,320,005	$1,155,149